UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	3001 Summer Street Stamford, Connecticut 06905

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2026, the Board of Directors (the “Board”) of Primo Brands Corporation (the “Company”) increased the size of the Board from 10 to 11 directors, effective May 15, 2026.

Additionally, on May 15, 2026, the Board appointed Andrea Brimmer to serve on the Board, effective May 15, 2026, to fill the newly created vacancy resulting from the increase in the size of the Board. Ms. Brimmer will serve as a director until the Company’s 2027 Annual Meeting of Stockholders or until her successor shall have been elected and qualified, subject to her earlier death, resignation, retirement, disqualification or removal. Ms. Brimmer will also serve as a member of the Board’s Sustainability Committee.

Ms. Brimmer, age 60, has served as Chief Marketing and Public Relations Officer of Ally Financial Inc., a leading digital financial services company, since 2015. Ms. Brimmer has served as a director of eHealth, Inc. since December 2018. She also serves on the boards of the Women’s Sports Foundation, the Ad Council and the Detroit Sports Commission. Ms. Brimmer holds a Bachelor of Science degree in advertising from Michigan State University. The Board believes Ms. Brimmer’s extensive experience in marketing, public relations and business development and her executive leadership experience qualify her to serve as a director.

Since the beginning of the Company’s last fiscal year, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Ms. Brimmer had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Brimmer will receive compensation for her service as a director consistent with the Company’s Non-Employee Director Compensation Program as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2026. In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Ms. Brimmer, which is attached as Exhibit 10.26 to the Company’s Current Report on Form 8-K 12G3/A dated November 12, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: May 19, 2026	By:	/s/ Hih Song Kim
Hih Song Kim
Chief Legal Officer & Corporate Secretary